Exhibit 99.1

Investor Presentation October 2021 CONFIDENTIAL

Disclaimer

Important Information About the Business Combination and Where to Find It: This presentation may be deemed solicitation material in respect of the proposed business combination (the "Business Combination") between TradeUP Global Corporation ("TradeUP Global"), TGC Merger Sub and SAITECH Limited ("SAITECH" or the "Company"). This communication does not constitute a solicitation of any vote or approval. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed business combination, effective October 22, 2021 TradeUP Global filed a Registration Statement on Form F-4 (Registration No. 333-260418)(the "Registration Statement") with the U.S. Securities and Exchange Commission's ("SEC"), which includes a preliminary prospectus and preliminary proxy statement. TradeUP Global may also file other documents with the SEC regarding the proposed business combination. TradeUP Global will mail a definitive proxy statement/prospectus and other relevant documents to its shareholders. This communication is not a substitute for the Registration Statement, the definitive proxy statement/prospectus or any other document that TradeUP Global will send to its shareholders in connection with the proposed business combination.

Investors and security holders of TradeUP Global are advised to read, when available, the proxy statement/prospectus in connection with TradeUP Global's solicitation of proxies for its extraordinary general meeting of shareholders to be held to approve the proposed business combination (and related matters) because the proxy statement/prospectus will contain important information about the proposed business combination and the parties to the proposed business combination. The definitive proxy statement/prospectus will be mailed to shareholders of TradeUP Global as of a record date to be established for voting on the proposed business combination. Shareholders will also be able to obtain copies of the proxy statement/prospectus and other documents filed with the SEC that will be incorporated by reference in the proxy statement/prospectus, without charge, once available, at the SEC's web site at www.sec.gov, or by directing a request to: TradeUP Global Corporation, 437 Madison Avenue, 27th Floor, New York, New York 10022, Attention: Jianwei Li, (732) 910-9692.

Participants in the Solicitation: TradeUP Global and its directors and executive officers may be deemed participants in the solicitation of proxies from TradeUP Global's shareholders with respect to the business combination. A list of the names of those directors and executive officers and a description of their interests in TradeUP Global is contained in TradeUP Global's final prospectus filed with the SEC on April 30, 2021, and is available free of charge at the SEC's web site at sec.gov, or by directing a request to TradeUP Global Corporation, 437 Madison Avenue, 27th Floor, New York, New York 10022, Attention: Jianwei Li, (732) 910-9692. Additional information regarding the interests of such participants is included in the proxy statement/prospectus contained the Registration Statement.

SAITECH and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of TradeUP Global in connection with the business combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination is included in the proxy statement/prospectus contained the Registration Statement.

No Representations or Warranties: No representations or warranties, express or implied are given in, or in respect of, this presentation or as to the accuracy, reasonableness or completeness of the information contained in or incorporated by reference herein. To the fullest extent permitted by law, in no circumstances will TradeUP Global, the Company or any of their respective affiliates, directors, officers, employees, members, partners, shareholders, advisors or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this presentation, its contents (including the internal economic models), its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. Certain information contained herein has been derived from sources prepared by third parties. While such information is believed to be reliable for the purposes used herein, none of the Company, TradeUP Global or any of their respective affiliates, directors, officers, employees, members, partners, shareholders, advisors or agents has independently verified the data obtained from these sources or makes any representation or warranty with respect to the accuracy of such information. Recipients of this presentation are not to construe its contents, or any prior or subsequent communications from or with TradeUP Global, the Company or their respective representatives as investment, legal or tax advice. In addition, this presentation does not purport to be all inclusive or to contain all of the information that may be required to make a full analysis of the Company, TradeUP Global or the Proposed Transaction. Recipients of this presentation should each make their own evaluation of the Company, TradeUP Global or the Proposed Transaction and of the relevance and adequacy of the information and should make such other investigations as they deem necessary. Recipients are not entitled to rely on the accuracy or completeness of this presentation and are entitled to rely solely on only those particular representations and warranties, if any, which may be made by TradeUP Global or the Company to a recipient of this presentation or other third party in a definitive written agreement, when, and if executed, and subject to the limitations and restrictions as may be specified therein. The information contained herein and the parties involved in the Proposed Transaction, any representations, warranties, agreements or covenants between the recipient and any parties involved in the Proposed Transaction set forth in definitive agreements by and among such persons. The Company and TradeUP Global disclaim any duty to update the information contained in this presentation.

Forward-Looking Statements: This presentation includes "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. TradeUP Global's and SAITECH's actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward looking statements as predictions of future events. Words such as "expect," "estimate," "project," "budget," "forecast," "anticipate," "intend," "plan," "may," "will," "could," "should," "believes," "predicts," "potential," "continue," and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, TradeUP Global's and SAITECH's expectations with respect to future performance and anticipated financial impacts of the proposed business combination, the satisfaction of the closing conditions to the proposed business combination and the timing of the closing. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside TradeUP Global's and SAITECH's control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the outcome of any legal proceedings that may be instituted against TradeUP Global and SAITECH following the announcement of the Business Combination Agreement and the transactions contemplated therein; (2) the inability to complete the proposed business combination, including due to failure to obtain approval of the shareholders of TradeUP Global, approvals or other determinations from certain regulatory authorities, or other conditions to closing in the proposed business combination; (3) the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement or could otherwise cause the transactions contemplated therein to fail to close; (4) the risk that the proposed business combination disrupts current plans and operations as a result of the announcement and consummation of the proposed business combination; (5) the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition and the ability of the combined company to grow and manage growth profitably and retain its key employees; (6) costs related to the business combination; (7) changes in applicable laws or regulations; (8) the possibility that SAITECH or the combined company may be adversely affected by other economic, business, and/or competitive factors; (10) the impact of COVID-19 on SAITECH's business and/or the ability of the parties to complete the business combination; and (11) other risks and uncertainties indicated from time to time in the proxy statement/prospectus relating to the business combination, including those under "Risk Factors" in the Registration Statement and in TradeUP Global's other filings with the SEC. TradeUP Global cautions that the foregoing list of factors is not exclusive. TradeUP Global cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. TradeUP Global does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

Trademarks: This presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners, and the Company's and TradeUP Global's use thereof does not imply an affiliation with, or endorsement by, the owners of such trademarks, service marks, trade names and copyrights. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this presentation may be listed without the TM, © or ® symbols, but the Company, TradeUP Global and their affiliates will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights.

2

Transaction Summary 3 • SAITECH Limited (“SAI” or the “Company”) will merge with a subsidiary with TradeUp Global Acquisition Corp. (“TUGCU”), a publicly traded special purpose acquisition company • The transaction values SAI, which generated revenue of $8.0 million in the first half year of 2021, at a pro forma equity val ue of $228 million • Estimated cash proceeds to the Company from the transaction are expected to be $44.9 million of cash in trust (assuming no re dem ptions) • SAI's Chief Executive Officer and current management team will continue to lead the combined company • Transaction is expected to close in Q1 2022 Cash Sources and Uses Sources ($mm) Existing cash held in trust account 1 44.9 Total Sources 44.9 Uses ($mm) Transactions fees and expenses 1 4.5 Cash to New SAI balance sheet 2 40.4 Total Uses 44.9 Note : 1 ) Includes minimum cash condition of no less than $ 17 . 5 million per the Business Combination Agreement, less estimated transaction fees and expenses of up to $ 4 . 5 million to be paid using cash . 2 ) Assumes the maximum number of redemptions by public shareholders such that New SAI has not less than $ 17 . 5 million of cash available for distribution in the trust account upon the consummation of the Business Combination after redemptions of 2 , 738 , 986 TradeUP ordinary shares, satisfying the closing conditions under the Business Combination Agreement . Pro Forma Ownership At Closing* * These levels of ownership interest: (a) exclude the impact of the TradeUP Class A ordinary shares underlying warrants; (b) assume that no public shareholder exercises redemption rights with respect to its public shares for a pro rata portion of the funds in the trust account; and (c) assume that no shares are issued pursuant to the New SAI Incentive Plan. 13.7% 15.7% 29.7% 40.9% Sponsor and affiliates Public shareholders Former SAI Shareholders SAI Founder

TradeUp Global Represents Top Asian Investor Expertise 4 Jianwei Li Lei Huang Michael Davidov Chairman and Co - Chief Executive Officer Co - Chief Executive Officer Independent Director Tao Jiang David X. Li Independent Director Independent Director Team Highlights x Deep experience in Asian market with track record of successful investments in disruptive technologies and high - tech startups including Cloud / SaaS / AI / Robotics / Drone / Network security x Significant private investment, investment banking, corporate finance and SPAC projects experience x Long track record in the financial field of new product development, risk management, asset/liability management and investment analytics x Experience in board and corporate governance of public and private companies x Highly experienced in software and internet industry with track record of software development and internet startups

SAI Leadership Team

SAI



Arthur Lee

Founder & CEO

- ✓ Serial entrepreneur of 7+ years
- ✓ Rich experience in high technology and fast growing cryptocurrency businesses
- ✓ Made the list of Forbes 30 under 30
- ✓ Founding member of Forbes Global Alliance (FGA)



Tao Zhang

Co-founder

- ✓ 10+ years experience in both energy and finance industry
- ✓ Former MD of Energy Industrial Department in ZRITC
- ✓ Former Interbank Director in Yingda Capital and SGCC
- ✓ Personally managed accumulated AUM over $1.2 Bn



Ian Zou

CFO

- ✓ Former partner of BDO China LLP, an accounting firm
- ✓ 20+ years experience of auditing and assurance service for listed companies in China and the U.S. capital market
- ✓ Chartered AICPA, CICPA, CFA



Dahan Bao

COO

- ✓ 5 years mining experience
- ✓ Managed over 5EH/s computing power and 150,000+ mining rigs
- ✓ Partner of Wayi.cn, a larger miner group

Other Key Management Experience:

zrt 中融信托 · Trinity College Dublin · JFP Holdings · aigo · wayi.cn · yonyou · SIEMENS · BDO

5

SAI Snapshot A Eurasia - Based Energy Saving Bitcoin Mining Operator Utilizing Liquid Cooling and Proprietary Waste Heat Recovery Technology Clean Energy Source 1 Bitcoin Mining Custodial Clients SAI Residential Agricultural Industrial Heating Application Note : 1 ) SAI current operations are based on electricity generated from both natural gas and alternative energy sources . 6 $8.04m 2021H1 Revenue Proprietary waste heat recovery technology 15 MW custody mining capacity in operation 57MW infrastructure under construction Over 30,000 bitcoin mined experience Among the largest Eurasia mining operators Another 200 - 300MW power to be deployed by 2022 Deep liquid cooling expertise 2 mining sites in north Asia 105MW Power supply secured so far

History of Expansion & Growth

- **2019**: Establishment of SAI and focus on R&D
- **2020**: Launched 3 residential, agricultural and commercial heating pilot projects
- **2021**: Total computing power under management over 150PH/s in Q1
- **May, 2021**: China issued strict policies to ban digital asset mining activities in mainland China. Commenced transfer of operations to Eurasia
- **Jul, 2021**:
  - Initiated mining centre construction of two facilities in Eurasia
  - Signed agreement with power supply and service partner in North Asia on 105MW scale mining capacity
  - Completed construction of the first data center facility in scale of 15MW
- **Aug, 2021**: Shipped 4,234 mining rigs to the first site and started operations
- **End of Oct, 2021**: Capacity of 15MW site expected to be fully utilized
- **Nov, 2021**: Construction of second data center of 57MW expected to be completed by end of November
- **End of 2021**: SAI to begin expansion of self-mining capacity
- **2022Q1**: Construction of 33MW infrastructure to be commenced
- **2022E**: 220MW hosting and 30-50MW* self-mining capacity expected to be deployed

Note: * year-end result based on management projection model; self-mining capacity to be determined based on management analysis on investment return at the market price of mining machines and financing tool's achievement

7

SAI Mining Platform 8 Our Integrated Technology Platform Underpins Our Energy - Saving Mining Operations SAIHEAT SAIWATT SAIBYTE * SAICHIP * “Better Battery” To cooperate with power companies to utilize wasted energy sources for BTC Mining “Better Block” To cooperate with leading digital assets mining machines manufactures and provide energy saving solutions “Better Browser” To provide full suite of digital asset management cloud services to deliver efficiency, transparency, security based on blockchain and Web 3.0 technologies + Self - owned Mining 1 SAI .RUN Planned expansion of SAI’s self owned mining rigs to capitalize on its best - in - class operations Hosting Service SAI .PLUS Customers to include both large scale miners and institutional investors who want to invest in digital assets via mining “Better Boiler” Proprietary liquid cooling technology that recovers waste heat generated from mining machines for heat supply Note: * SAIBYTE and SAICHIP to be deployed in the future; 1) SAI management expects to commence self - account bitcoin mining by e nd of 2021

Investment Highlights

1 **Energy Saving Bitcoin Mining Operator With Focus On Carbon Neutrality And Energy Efficiency**
- Unique "mining + heating" approach to mine bitcoin reducing energy usage and promoting energy efficiency
- Successful pilot programs in Asia demonstrating real energy savings effect; further pilots to be conducted in other countries

2 **Innovative Patented Technology That Transforms And Utilizes Wasted Heat For Large-scale Heating**
- Advanced liquid cooling technology and one of the world's first companies to utilize waste heat collected in mining operations
- Enhanced the hash rate of mining hardware and reduce the cooling cost at the same time

3 **Scaled Mining Operations In Eurasia Providing Geographical And Diversification Advantages**
- Eurasia provides unique geographical benefits such as lower energy cost, infrastructure cost and transportation cost
- Operational efficiency with folding blockbox design that can adapt to most geographical and climate conditions

4 **Competitive Cost Structure And Deep Operation Know-how Providing A Better Host To Bitcoin Investors**
- Optimized cost and capital structure through increasing SAIHEAT penetration and counter-cyclical expansion strategy
- Efficient operation underpinned by our extensive experience and strong, innovative supply chain

5 **Experienced Leadership Backed By Quality Investors And Customers Such As BITMAIN**
- Energetic and professional team trusted by industry leading customers from Asia
- Significant industry resources and partnership opportunities from SAI's existing shareholders

6 **Tangible Growth Opportunities**
- Clear capacity growth road map underpinned by contracted MW increments through SAIHEAT and SAIWATT deployment
- Advanced chip cooling and operation efficiency design (SAICHIP) and Cloud mining services (SAIBYTE) to be deployed in the future

9

1 Leading Energy Saving Bitcoin Mining Operator With Focus On Carbon Neutrality And Energy Efficiency

Our integrated SAIHEAT waste heat recovery solution is cheaper to run for mining and more environmental friendly compared to building a single traditional boiler and a mining data center separately



The Traditional Heating Flow
Heating Supply
Heating Grid
User
Temperature and pressure gauges
First heating outlet pipe
Second heating outlet pipe
Residential heating
Second heating return pipe
First heating return pipe
Water supply
Coal/Gas boiler



SAIHEAT Heating Flow
Cool water
Power
Hydro
Wind
Solar
Water cooling and heat collector
Heat generated by chips
Hot water
Water pump
Commercial & Residential
Agricultural
Industrial

SAVING[1]

59.7%	37.5%	54.5%+	7,993+	23,798+
construction costs	power consumption	operation costs	tonnes of coals	tonnes of carbon emissions

Note: 1) Internal estimation model based on area located in high latitude regions i.e. 40-45°N, assuming a 10,000KW heating boiling center that supplies 200,000 square meters of heating and a 10,000KW bitcoin mining center; the statistics of the estimation model are proven by pilot programs operated in China before but subject to individual program's conditions and future deployment conditions

10

1 Successful Pilot Programs In Asia For Large-scale Heating

SAI has successfully deployed several pilot operating centers in Asia, recovering waste heat generated from mining operations, which were utilized for large-scale heating i.e. agricultural greenhouses

Asia Pilot Program Process Diagram[1]



SAI

1. **95%** electricity from power station is converted effectively into the computing/mining operation
2. **90%** heat generated from electricity consumed for computing/mining operation is collected by our system as hot water
3. **Hot water** to deliver heat to the community via the district heating network and cycle cool water back the actual heating effect



SAIHEAT Mining & Heating Data Center
90% conversion
Waste heat generated from mining chips
31.5℃
Greenhouse
-20℃
Outside Environment

> The heat from your computer is not wasted if you need to heat your home. If you're using electric heat where you live, then your computer's heat isn't a waste. It's equal cost if you generate the heat with your computer.
>
> —— *Satoshi Nakamoto* [2]

Note: 1) Suspended due to China policy on banning mining activities since June, 2021; study being conducted to deploy in other countries such as Finland; 2) https://bitcointalk.org/index.php?topic=721.msg8431#msg8431

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12 Innovative Patented Technology That Transforms And Utilizes Wasted Heat Generated From Bitcoin Mining Operation Heating 1 and cooling 2 both consume s large amounts of energy. By utilising our proprietary cooling and waste heat recovery technologies in our mining centres, heat generated during the mining process can be effectively reused, replacing the burning of fossil fuels for heating, thereby reducing carbon emissions Over 99% of electricity power consumed in the computing process turns into heat Electricity + Data Value + Heat Chips Algorithms Conventional Mining Center SAI Mining Center Local Community Liqu id Cooling 2 Note: 1) Providing heating for homes and other applications accounts for c.50% of global energy consumption, most of which is fr om burning of fossil fuels according to Frost & Sullivan; 2) Cooling accounts for 40 of electricity consumed in most traditio nal data centers according to Frost & Sullivan. Air ban cooling

2 Advanced Liquid Cooling Technologies

Since its establishment, SAI has been developing its liquid cooling technologies for bitcoin mining applications and has been awarded patents for the technologies and SAIHEAT cabinet (SAIHUB) design

Blueprint



SAIHUB 1.0



SAIHUB 2.0


LATEST
GENERATION

- One SAIHUB, or SAIHEAT cabinet can house 72 units of typical mining rigs (e.g. Whatsminer M20S);
- Electricity input power of one SAIHUB is 230KW (±10%), and it can output or supply 213KW of equivalent heat;
- 80% less noise compared to traditional air ban cooling mining centers;
- Liquid cooling plates inside the SAICAB cabinet are designed to reach the maximum both hash rate and heat recovery efficiency;
- 24H continuous work providing 55-60℃ hot water output temperature to satisfy indoor heating demand;
- Next generation immersive liquid cooling system also under development.

13

14 Scaled Mining Operations in Eurasia Providing Geographical and Diversification (Decentralization) Advantages U.S. Canada Eurasia Popular Locations For BTC Mining Eurasia Focused Miner, Potential To Deploy To ROW * Why Eurasia? 3 Rich Energy Low - cost infrastructure & operation Low temperature climate Friendly government policy to cryptocurrency Close to Asian supply chain Renewable energy - driven transformation Note: Reflects the global listed major digital assets mining companies’ locations but excludes China mining companies since C hin a banned mining activities in May 2021. Information from public sources. * ROW: rest of world ……

15 Note: 1) U.S. Energy information Administration, Monthly Energy Review, Table 1.1, April 2021, preliminary data for 2020; 2) U.S . Energy Information Administration, as of July 2021; 3) SAI operation experience and market intelligence; 4) IEA, Kazakhstan en ergy profile; 5) Speech of Kazakhstan Minister of Energy; 6) GlobalPetrolPrices , as of March 2021; * Referring to Cipher as an example, whose major mining fields are located in Ohio and Taxes, U.S. North America (U.S. as example) Eurasia (Kazakhstan as example) • Infrastructure Buildout : 2 - 3 Months • Cost : 1/3 to 1/2 compared to North America 3 • Infrastructure Buildout Period : 1 Year • Cost : Over $200k/ MW * Construction • Shipment Distance : Long (almost all mining rigs and equipment manufactures are located in Asia) • Shipment Distance : Short (almost all mining rigs and equipment manufactures are located in Asia) Supply Chain • Energy Supply : Rich in energy with strong domestic demand; starts to export energy slightly 1 ; developing renewables • Electricity Price : $0.06/ kWh 2 for industrial on average in most popular states where major mining companies are located to • Energy Supply : Rich in energy and exports half of energy it produces 4 ; developing renewables • Electricity Price : $0.05/ kWh 5 on average Energy • New sites infrastructure build out • The most important operating cost for bitcoin mining • Transportation of bitcoin mining rigs, blockbox , transformers, etc. • Industry: Legal but under strict regulation • Taxes and Tariff : Heavy import tariffs capital gains and potentially higher taxes added to crypto industry • Industry: Friendly to cryptocurrency; encourage digital transformation • Taxes and Tariff : Low, exempted from various taxes in economic zone Policy • Tax and tariff policy directly impact mining operators cost Advantages of Eurasia V.S. North America 3

4 Competitive Cost Structure

The deployment of our proprietary SAIHEAT cabinets will help lower electricity cost. Our focused buildout facility in Eurasia is also expected to incur significantly lower infrastructure cost vs. N.A. countries

Opex	SAI Cost Standard	Description
Electricity	0.04 - 0.03 USD/kWh	The most significant cost of mining in long-term; SAI can optimize this cost through deploying our SAIHEAT to more data centers
Maintenance	0.005 USD/kWh	Decreasing through cloud management services

Capex	SAI Cost Standard	Description
Mining Rig	20 - 40 USD/T *	Largest capex of self-mining; SAI adopts counter-cyclical expansion strategy to control this capex
Infrastructure	90 USD/kW	Mainly transformers; Significantly lower in Eurasia compared to North American countries
SAIHEAT System	7 USD/kW	Relatively low remolding cost
Additional Infrastructure *(Contingent)*	50 USD/kW	SAI's share of substation construction cost but only needed rarely



SELF-MINING
30.0%
SAIHEAT penetration%
18.8%
14.4%
Electricity Unit Cost
0.04
0.04
8.8%
5.0%
0.0%
0.03
0.03
0.03
2022
2023
2024
2025
2026



HOSTING
20.0%
SAIHEAT penetration%
15.0%
13.1%
Electricity Unit Cost
0.04
0.04
7.5%
1.3%
0.0%
0.03
0.03
0.03
2022
2023
2024
2025
2026



SAIHEAT Cabinet

Note: Based on SAI's operational experience and market intelligence; electricity cost with growing SAIHEAT penetration is estimated based on management projection model; * T=TH/s

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17 Note: Photos from real operation SAI’s mining operation is underpinned by flexible and cost - effective plug - and - play designs and folding blockbox options that can adapt to any geographical and climate conditions Easy Installation Easy Management x Robust design to adapt to any geographical and climate conditions x Easy to transport x Efficient use of space x Highly mobile x Reusable design Easy Transportation GREAT EFFICIENCY 4 Efficient Operations Underpinned By Our Rich Hands - on Experience and Strong Supply Chain With Innovation

Experienced Leadership Backed By Quality Investors 18 5 Arthur Lee Founder & CEO Tao Zhang Co - founder Ian Zou CFO Dahan Bao COO Liedong Wang CTO Yunfeng Liu CRO Cheng Long ESG Director Zoya Ji Strategy, VP Backed By Managed 5EH/s computing power Mined over 30,000 Bitcoin for clients Strategic investor Financial investor

6 SAI's Expansion Roadmap

In additional to executing our planned capacity expansion, SAI will continue to explore further growth opportunities in developing advanced mining systems and supporting energy-saving development

Starting From Asia, SAI Plans To Continue Building Capacity And Expanding Globally

SAIHEAT & SAIWATT Hash Rate Buildup Plan



Historical Period
2022 and after
SAIHEAT Penetration %¹
Company Established and Focused on R&D
SAIHEAT Pilot Program Completed
Expand Global Operation outside PRC in Eurasia
3.8E
12.1E
24.6E
36.1E
47.2E
2019
2020
2021
2022E
2023E
2024E
2025E
2026E

	Unique Position To Decrease Cooling Cost		Capacity Expansion In Hosting and Self-mining		Expansion in Heating
SAIBYTE	Service Platform	»	Green Bitcoin Network	»	Smart Renewable Power Network » More
SAICHIP (ASIC CHIP)	16nm Separated Chip and Cooling System	»	7-8nm » 5nm All-in-One System		
Strategic Focus	R&D and Pilot Programs in Asia		Global Expansion of Large Scale Mining Operation		Fully Integrated Operator in Clean Computing and Heating
Global Expansion			and other high latitude countries		

Note: 1) Additional details on slide 27

19

20 SAI’s Clear Capacity Buildout Timeline SAI currently has 15MW of mining capacity in operation , with an additional 57MW under construction to be online by 2 021Q4 and a total of 90 MW to be fully deployed by 2022Q2. SAI’s expansion plan targets over 10 GW of estimated existing Asian miners’ hosting demand 1 and SAI’s own account mining rigs to be deployed Source: management projection ; note to 1) Predominantly due to regulatory changes in China relating to Bitcoin activities 6 Q3, 2021E Q4, 2021E Q1, 2022E Q2, 2022E Q3, 2022E Q4, 2022E H1, 2023E H2, 2023E Eurasia Site 1 Eurasia Site 2 Eurasia Site 3&4 Other Sites 2024 2025 2026 Additional Investment 2024E Additional Investment 2025E Additional Investment 2026E 15MW 57MW 90MW 200MW 300MW 15MW RUNNING 270MW 510MW 105MW YEAR - END CAPACITY: 955MW 1,115MW 775MW YEAR - END CAPACITY:

21 Tangible growth opportunities - SAIWATT We plan to deploy our plug - and - play mining centers around the world, to capture opportunities in utilizing idle energy with energy providers, while reducing their energy waste and accelerating their payback Our modular mining equipment is relatively mobile , and can be set up fairly rapidly all over the world, including remote areas to utilize wasted and renewable energy at lower cost SAI Portable Modular Mining Center Vented or Flared Gas Electricity Other Wasted Electricity Hydro Power Peak Cut Idle Energy Economic Benefits Bitcoin Income Reduce Energy Wastage Boost Renewable Energy Development 6

22 Tangible growth opportunities - SAIBYTE We aim to launch and further develop our SAIBYTE cloud bitcoin management platform, to drive building of a future green bitcoin network and smart renewable electricity gird SAIBYTE Account Management Private Mining Pool And Cloud Service Platform Transaction History and Price Future Green Bitcoin Network Smart Renewable Power Network To Be Launched Future Development Opportunities Future Development Opportunities Responsive Load Scheduled Start/Stop 6

Tangible Growth Opportunities - SAICHIP Leveraging our strong relationship with upstream hardware manufacturers, we plan to closely collaborate to design and manufacture the next generation of energy - saving mining systems SAICHIP Cooling/Waste Energy Recovery Expertise Advanced Chip Design Hardware Manufacturers Next Generation All - in - One System • Higher Energy Efficiency • Higher Liquid Cooling Efficiency • Lower O peration Cost • Miniaturization / Enhanced Portability Chip C ooling System 23 6

Our Unique Market Position Market Cap (USD) $0.23 bn $5.37 bn $3.02 bn $2.03 bn $1.53 bn $0.96 bn $0.84 bn $0.15 bn Est. Available Power Capacity (MW) [1] 2021E 90 300 90 144 80 82 43 85 2022E 105+200 Not disclosed 257 209 Not disclosed 382 220 Not disclosed Est. Electricity Cost (USD/kWh) $0.03 - $0.04 [2] $0.036 Not disclosed $0.045 $0.04 $0.04 Not disclosed Not disclosed Power Sources 70% Carbon Neutral Power grid Business Pattern Hosting and self - mining rebalance Self - mining focused Self - mining focused and hosting Self - mining focused Self - mining focused, BTC & ETH Self - mining focused and hosting Self - mining focused Pool provider, self - mining Mining Operation Location Eurasia North America North America North America North America, Northern Europe North America, entering into South America North America North America Infrastructure Cost Low High High High High High High High Waste Heat Recovery Technology Source: Public filings, press releases and other publicly available information; Market Cap as of Oct. 20 2021; Marathon does no t secure any power capacity because it engages hosting provider for all of its mining rigs; the 300MW is estimated based on its rigs fleet size by 2021Q4; its electricity cost is $0.028 plus $0.006 hosting fee ; projected mining power capacity of HUT 8 includes the power for mining ETH / Note: 1) Projected year - end capacity; SAI’s projection is based on 105MW secured plus at least 200MW in negotiation; 2) Currentl y power cost $0.04; b ased on management projection model, as SAI deploys more SAIHEAT cabinet and generate heating income to offset part of the electricity cost, the ad justed electricity cost for our operation is projected to be as low as $0.03 Heating Natural Gas Hydro Wind Geothermal

Financial Projections 25

0 16 95 238 338 425 16 148 293 433 550 630 0 200 400 600 800 1,000 1,200 2021E 2022E 2023E 2024E 2025E 2026E Bitcoin Mining Blockchain Hosting 26 Projected Capacity Growth Capacity will be carefully managed for both hosting services for our customers and self mining, to balance revenue streams over the Bitcoin pricing cycles Source: Duff & Phelps fairness opinion report based on management projection; * represents annualized operation results; Note : Please see “Disclaimer” on page 2 for more information on the financial and operational projections and “Risk Factors” in the Registration Statement included in the presentation. The Company’s management believes the projections and the assumptions underlying such projections have a reasonable basis as of the date of this presentation, but there can be no assurance that these projections will be realized or that actual results will not be significantly higher or lower than projected. 0.0 0.3 2.9 8.1 13.3 18.9 0.2 3.5 9.2 16.6 22.8 28.3 0% 2% 8% 14% 16% 24% 0% 5% 10% 15% 20% 25% 30% 0.0 5.0 10.0 15.0 20.0 25.0 30.0 35.0 40.0 45.0 50.0 2021E 2022E 2023E 2024E 2025E 2026E Bitcoin Mining Blockchain Hosting SAIHEAT Penetration% Operation Capacity (MW)* Computing Power (EH/s) and SAIHEAT Penetration%

27 Self - Mining and Hosting Capacity Balance Over Cycles Sales or resales of Mining Rigs Hosting And Other Value - added Services Block Rewards incl. Transaction Fees Heating Income * SAI.PLUS Custody mining assets management services incl. mining rigs procurement and hosting services SAI.RUN Self - mining operation with purchased mining rigs or acquired from hosting customers We plan to use a balanced portfolio approach to hosting and self - mining, and we plan to increase our mining rigs when it’s most economical. We also plan to derive revenue from providing heating to customers, which is unique in the mining industry A unique source of income within the mining industry to defend against pricing volatility over the long run. SAI Revenue Structure Source: HALVING CYCLE DYNAMIC: THREE STAGES OF A CYCLE, Bitcoin Magazine; * currently the Company doesn’t have heating income an d subject to how the heating service in other countries i.e. Finland will generate revenue; in projection model the heating income was calculated to offset electricity cost based on our operation experience in pilot programs in China

28 Targeted Steady Revenue Growth And Margins Source: Duff & Phelps fairness opinion report based on management projection model; based on BTC price assumption of: $35,000 (2 022), $40,000 (2023), $45,000 (2024), $50,000 (2025), $55,000 (2026). 11.7% 31.2% 54.7% 53.7% 52.6% 55.8% 0.0% 70.6% 79.2% 71.5% 68.9% 71.2% 9.1% 20.3% 26.9% 29.7% 30.7% 32.0% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% 90.0% 2021E 2022E 2023E 2024E 2025E 2026E Company Margin Mining Margin Hosting Margin Revenue (in $MM) Gross Margin - 1 25 154 245 305 403 - 5.9% 26.9% 51.9% 50.7% 49.6% 52.9% -10.0% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% -50 0 50 100 150 200 250 300 350 400 450 2021E 2022E 2023E 2024E 2025E 2026E EBITDA EBITDA Margin EBITDA and EBITDA Margin 1 25 117 200 180 175 0 50 100 150 200 250 2021E 2022E 2023E 2024E 2025E 2026E CAPEX CAPEX (in $MM) 0 20 158 277 353 462 7 70 139 206 261 299 14 91 297 482 614 761 0 100 200 300 400 500 600 700 800 2021E 2022E 2023E 2024E 2025E 2026E Bitcoin Mining Revenue Blockchain Hosting Revenue Hardware Equipment Sales Total Revenue

Summary P&L

Bitcoin Mining (EH/s)	0.0	0.3	2.9	8.1	13.3	18.9
Blockchain Hosting (EH/s)	0.2	3.5	9.2	16.6	22.8	28.3
SAI Total Hash Rate (EH/s) *	**0.2**	**3.8**	**12.1**	**24.6**	**36.1**	**47.2**
%of Global Network Hash Rate	*0.1%*	*1.9%*	*4.5%*	*7.5%*	*9.0%*	*9.7%*

(in $'000)	2021E	2022E	2023E	2024E	2025E	2026E
Bitcoin Mining Revenue	0	19,860	158,123	276,685	352,996	461,544
Blockchain Hosting Revenue	7,425	70,092	138,996	205,524	261,360	299,376
Hardware Equipment Sales	6,883	1,476				
Total Revenue	**14,308**	**91,428**	**297,119**	**482,209**	**614,356**	760,920
Growth		*NM*	*225.0%*	*62.3%*	*27.4%*	*23.9%*
Power	6,075	56,078	121,087	200,227	260,309	299,793
Maintenance Cost	675	5,635	13,392	23,155	30,672	36,461
Equipment Sales Cost	5,881	1,230	0	0	0	0
Total COGS	**12,631**	**62,944**	**134,479**	**223,382**	**290,981**	**336,254**
Gross Profit	**1,677**	**28,485**	**162,639**	**258,827**	**323,375**	**424,667**
Gross Margin	*11.7%*	*31.2%*	*54.7%*	*53.7%*	*52.6%*	*55.8%*
Operating Expenses	**500**	**600**	**720**	**792**	**871**	**958**
Other Income	32	0	0	0	0	0
EBITDA	**-1,125**	**21,822**	**137,394**	**197,008**	**220,040**	**283,428**
Margin	*-7.9%*	*23.9%*	*46.2%*	*40.9%*	*35.8%*	*37.2%*
D&A	281	2,802	16,776	47,627	84,713	119,180
Tax	0	4,364	27,479	39,402	44,008	56,686
CIT%	*0.0%*	*20.0%*	*20.0%*	*20.0%*	*20.0%*	*20.0%*
Net Income	**-1,125**	**17,457**	**109,915**	**157,606**	**176,032**	**226,743**
Margin	*-7.9%*	*19.1%*	*37.0%*	*32.7%*	*28.7%*	*29.8%*
Net Working Capital	984	-715	-7,199	-12,521	-15,022	-19,083
Total CAPEX	**1,406**	**25,208**	**117,331**	**200,325**	**180,317**	**174,699**
FCF	-3,234	**130**	**44,037**	56,831	**139,459**	**246,992**

Source: Duff & Phelps fairness opinion report based on management projection model; * based on annualized year operation capacity projection; hash rate is based on annualized operation capacity projection; revenue is projected based on BTC Price assumption of: $35,000 (2022), $40,000 (2023), $45,000 (2024), $50,000 (2025), $55,000 (2026).

29

SAI’s Commitment to Carbon Neutrality 30

31 SAI is Dedicated to Carbon Neutrality x Seek long - term agreements with renewable energy power sources Renewable Energy x Recover excess heat from SAI’s data center and crypto mining centers to provide local heating for the community Heat Recovery Sustainability & carbon neutrality is key to our business x Prioritize water stewardship by investing in circular systems Water Stewardship x Purchase carbon offsets and compensate for carbon emitted (e.g. from forestry) Carbon Offset SAI is the first bitcoin mining company to release a Carbon Footprint report

32 SAI is an ESG Champion of the Industry x Being first to sign UNFCCC Climate Neutral Now Initiative x Lead the initiative of OCEC (Organization of Clean Energy and Computing) , a non - profit association advocating the transition of bitcoin mining to clean energy x Commitment to pay carbon tax for non - clean Bitcoins for members of OCEC, to help accelerate the carbon neutralization of the industry x Exploring new application scenarios for recovering computing waste heat ESG commitment SAI's development philosophy has always been to do its best to make contributions to society

33 Our International Engagement x SAI is the first crypto mining and supercomputing company worldwide who joined the UNFCCC Climate Neutral Now ( CNNow ) initiative on 27 th April 2021 along other international companies and organizations. SAI submitted its first carbon footprint report on 9 th July 2021. x SAI joined UNFCCC Race to Zero (SME Climate Club) on 13 th July 2021 along with Energy Industries Council (UK) and other participants. x SAI joined TCFD (Task Force on Climate - Related Financial Disclosures) on 22 nd July 2021 and became one of TCFD supporters. Other TCFD supporters include Hong Kong Monetary Authority, Monetary Authority of Singapore (MAS), BP, Equinor, etc. x SAI joined the Climate Pledge on 10 th August 2021. The Climate Pledge will announce that SAITECH Limited is one of their signatories in September 2021.

Appendix – Bitcoin Mining And Environmental Developments 34

 Bitcoin is a digital commodity, a type of cryptocurrency, created in January 2009 by a mysterious and pseudonymous person/group named Satoshi Nakamoto  Bitcoin offers lower transaction fees than traditional online payment mechanisms and, unlike government - issued currencies, it is operated by a decentralized authority, with only balances kept on a public ledger that everyone has transparent access to  Bitcoin is finite in its supply of a total number of nearly 21 million 2 , with 18 . 6 million currently in circulation . Thus, it is a scarce asset that can potentially serve to hedge various forms of inflation  Compared with high storage and transportation costs of gold, Bitcoin requires lower transportation costs and a transparent and diminishing supply schedule .  By 2025 E, Bitcoin is expected to surpass gold’s stock - to - flow ratio, forming the best monetary store of value in history  In March 2021 , the price of Bitcoin reached a record high of over $ 60 , 000 Bitcoin Marketplace Regulation US Commodities Futures Trading Commission Custody Trading Bitcoin Application Value Bitcoin has surpassed gold to become the most used tool for value storage Capital Security Hedge against Inflation Asset Appreciation • Decentralized • Anonymous & encrypted • Traded globally • Finite supply • Gold in digital • Recognized broadly • Moving towards upcycling • Presence of financial institutions Overview What is Bitcoin? Note: 1 ) CoinDesk Research; 2) Taken from "Modeling Bitcoin Value with Scarcity," by PlanB 2) According to mathematical calculations the final total will be infinitely close to 21 million 2009 2011 2013 2015 2017 2019 2021 2023 2025 2027 2029 2031 2033 2035 2037 2039 2041 0M 2M 4M 6M 8M 10M 12M 14M 16M 18M 20M 22M 0 5 10 15 20 25 30 35 40 45 50 The timing of halvings going forward are estimates based on the state of the bitcoin network and codebase as of Mar. 3, 2020. Finite Supply 1 Scarcity 2 Bitcoin supply and block subsidy by year Why Bitcoin has value: Scarcity BTC Supply BTC Blocks Subsidy Market Value 0.10 $1,000 $10,000 $100,000 $1,000,000 $10 , 000,000 $100 , 000,000 $1.000 , 000,000 $10,000 , 000,000 $100,000 , 000,000 $1,000,000 , 000,000 $10,000,000 , 000,000 $100,000,000 , 000,000 Moths until halving 40 30 20 10 0 1.00 10.00 100.00 Stock - to - flow (scarcity) Gold (SF62) Sliver (SF22) BTC/USD (SF25) Power regression1 Ln(y)=3.31954 ln(x)+14.6227 R 2 = 0.947328 35

Bitcoin Mining Overview

Two major development directions within the industry of blockchain

Trading — Compliance is key — BINANCE, coinbase, Liquid

Mining

Revenue						Costs				
Hash Rate	×	BTC Price	×	Global Mining Rewards	+ Transaction Fee	Less	Electricity (per MWh)	×	Equipment Efficiency (J/TH)	+ Infrastructure Costs

Geographic Distribution of Mining Capacity[1]



Estimated/ Unidentified
5563 MW
58%
Known Operational Capacity
4086 MW
42%
Canada
613MW
Russia
465MW
Kazakhstan
455MW
Iran
450MW
China
731MW
USA
1116MW
Iceland
165MW
Rest of World
91MW

Consumption of Electricity

Proportion of Electricity Consumed by Data Center Globally



1%-2%[2]
8%-12% [3]
2020
2030

2020 Electricity Cost Globally

	IDC	BTC
Electricity Consumption	**223** TWh[4]	**70** TWh[5]
Electricity Cost[6]	USD **28** billion/ year	USD **9** billion/ year

Advantage of Bitcoin mining

- Increasing difficulties in Bitcoin mining leading to higher Bitcoin price
- Scale of economies diminish costs dramatically
- Political and compliance acceptance

Bitcoin Mining + Energy Solutions

An Inevitable Progression

Major Concerns

- Highly energy-intensive
- Concerns of carbon footprint
- Utilization of wasted heat

Note: 1) BitOoda estimates, Miners, ASIC makers / resellers, public sources; 2) IEA; 3) Anders and Edler, 2015; ING Economics Department, 2019; 4) IEA, 2020; 5) Cambridge Centre for Alternative Finance, Bitcoin Mining Council, Frost & Sullivan; 6) Calculation based on an average global electricity price of USD0.124/ kWh as of March 2021, according to GlobalPetrolPrices.com

36

Breakdown of Global Renewable Penetration in Bitcoin Mining 3 Key Points • Bitcoin mining can promote the transition into renewable energy, as it serves as a complementary option for clean energy production, storage and consumption • Renewable energy such as solar and wind are low in cost but have intermittency and grid congestion issues, leading to deployment bottlenecks • Bitcoin mining, with its flexibility as a load option, could potentially help solve renewable energy’s problems of intermittency and congestion, allowing grids to deploy substantially more renewable energy • As the deployment amount increases, renewable energy costs decrease even further, bringing closer to zero marginal cost in production, thus in turn attracting more attention in clean energy utilization. 1  Bitcoin mining encourages investment in solar energy, enabling renewables to generate a higher percentage of grid power with no change in the cost of electricity .  From the perspective of electricity alone, bitcoin is much more efficient globally than traditional banking and gold mining . Bitcoin consumes only 184 million GJ of energy a year, 10 % and 40 % less than that of traditional banks and gold mining respectively . Solar installation power (MW) Comparing Energy Expenditure across Monetary and Banking Systems BTC Mining Gold Mining Banking System 0 500 1000 1500 2000 2500 Yearly cost (billion USD) Energy Expenditure (GJ) Bitcoin Mining has Positive Impact on the Adoption of Solar Energy 2 Size of bubble refers to bitcoin mining power Battery system capacity (MWh) 0 200 500 99% of grid demand met 90% 80% 70% 60% 50% 400 600 800 1.0k 1.2k 1.4k 1.6k 1.0k 1.5k 2.0k Note: 1) Bitcoin Clean Energy Initiative Memorandum, Square; 2) Coinshare ; 3) Morgan Stanley Research (Oct 2018), EIA (Nov 2018), Natural Resources Canada (Sept. 2018), SATBA (Feb 2017), CoinShares Research (May 2019) More in favor of carbon neutrality Region Global Mining Share Renewables Penetration Shares of Renewables for Mining Shares of Fossil/ Nuclear for Mining Sichuan 54% 90% 48% 5% Relevant Remaining China 11% 44% 5% 6% Relevant Non - Chinese Regions 31% 62% 19% 12% Rest of World 4% 18% 1% 4% Global Total 100% 73% 27% In December 2019, 73% of bitcoin mining's energy consumption was carbon neutral, since the majority of energy supply was made by the abundant water resources in southwestern China and Scandinavia More consistent with the ESG concept & Growing Clean Energy Adoption in Bitcoin Mining 37 See lawyer comments: Explain further See lawyer’s question marks of “73%” and “concept”

38 Note: 1) Bitcoin Mining Council Bitcoin Mining Has Potential To Reduce Energy Wastage The Bitcoin mining sector is more environmentally friendly than currently being portrayed, having reached a sustainable power mix of 56% in June 2021. Opportunities exists to further utilize idle energy The Bitcoin industry can be an effective instrument in utilising untapped energy output thereby reducing energy wastage 56% 49.50% 48.90% 30.50% 30% 22.70% 21.40% 20.70% 18.90% 18% 14.40% 11.60% 2.20% 0% 10% 20% 30% 40% 50% 60% Grid Electricity Losses in the USA Global Flaring Gas Recovery Potential Renewables Wasted in China 2.3 TIMES 7.6 TIMES 1.2 TIMES Primary Energy Sustainable Power Mix: Bitcoin Mining VS. Countries (% Of Twh ) 1 Could power Bitcoin Network

• Heating is the largest energy end - user and contributes 40% of global CO 2 emissions • Industrial processes (50%) and buildings (47%, for space, water heating and cooking) are the largest heat consumers in 2019, followed by agriculture mainly for greenhouse heating • Fossil fuels continue to dominate heat supplies, while modern renewables only met 10.4% of global heat demand in 2019 • Renewable heat consumption is estimated to reach 12% by 2024, driving the substitution of fossil fuel - based equipment into renewable - based ones • Overall, the projected deployment of renewable energy is NOT in line with global climate change targets. Greater ambition and stronger policy support are needed to ramp up the use of renewables for heat and to improve energy efficiency 4 Global and China Heat Supply Market Scale, 2016 - 2025E 2 Global Energy End Users 1 , 2019 0 100 200 300 400 500 2016 2017 2018 2019 2020 2021E 2022E 2023E 2024E 2025E Global China Billion USD Global Energy Sources for Heat Consumption, 2019 [3] Heating Equipment Deployed, 2010 - 2030 3 Note: 1) IEA, Frost & Sullivan; 2) Frost & Sullivan; 3,4) IEA, Renewables 2020, Analysis and forecast to 2025 Notes: Modern renewables includes bioenergy, 6.9%; renewable electricity, 2.0%; solar thermal, 0.7%; geothermal, 0.3%; renewable district heating & cooling, 0.5% Heating, 50% Transportation, 30% Electricity, 20% Fossil fuel & others , 72.50% Traditional use of biomass , 11.90% Non - renewable electricity , 5.20% Modern renewables , 10.40% Heat Is The Largest Energy End - user And Contributes 40% Of Global CO2 Emissions 39

In the global latitude area of 40 - 45 degree, a 10MW heating boiling center can supply 200,000 square meters of heating required throughout the year. A 10MW crypto mining center also requires massive energy input Unit Crypto Mining Center Heating Boiling Center Total Construction Costs RMB 6,500,000 8,250,000 14,750,000 Power Consumption Kwh 44,400,000 26,640,000 71,040,000 Operation Costs RMB 14,208,000 5,328,000 19,536,000 Payback Period Year 2.93 13.75 - Converted to Coal Tonne 13,321 7,993 21,314 Converted to Carbon Emissions Tonne 39,964 23,978 63,762 SAICAB Construction Costs 5,950,000 Power Consumption 44,400,000 Operation Costs 8,880,000 Payback Period 2.11 Converted to Coal 13,321 Converted to Carbon Emissions 39,964 Estimation Model A B Build a heating boiling center and a crypto mining center Use SAICAB to build the crypto mining center and also collect the heat from the chips, power the heat to residents’ house, public facilities etc . SAIHEAT Cabinet Economic And Environmental Benefits Before: Traditional Solution After: SAI’s Solution 40 Significant cost savings and more environmentally friendly

Unit Associated gas burning + coal powered computing Associated gas liquified + coal powered computing Associated gas powered computing Payback period on investing in flaring gases recollection Year - 4 — 5 2 — 3 Payback Period for investing in computing hosting Year 2 2 1 Carbon Emissions Tonne 83,294 83,294 43,630 • It is important to minimize the flow of new projects that might require flaring, which is a question of regulation and careful project selection and design . • For existing sources of flaring, in the majority of cases the optimal solution is to extend the natural gas grid . Scenarios: » Associated gas burning + coal powered computing : The associated gases will be burned out and the computing center will be powered by electricity generated by coal. » Associated gas liquified + coal powered computing : The associated gases will be liquified and sent to natural gas powers stations, and the computing center will be powered by electricity generated by coal. » Associated gas powered computing : The associated gases will be used to power the computing center onsite. Waste Energy BTC Mining Scenario 1: Associated Gas Electricity Waste estimation SAI ’s solution 41

Unit Hydropower abandonment + coal powered computing Hydropower storage + coal powered computing Hydropower powered computing Payback Period for investing hydropower peak shaving Year - 9 — 10 1.8 Payback Period for investing in computing hosting Year 2 2 1 Calculated Carbon Emissions Tonne 39,964 39,964 0 Waste Energy BTC Mining Scenario 2 : Hydro Power Peak Cut • During rainy season, taking the hydropower plant as an example, 37 . 5 % of the generated electricity will be wasted because it is over the capacity that is required by the consumers . We built up a few assumptions to test how much carbon emissions we can reduce . Scenarios: » Hydropower abandonment + coal powered computing : The excess electricity that hydropower produced will be abandoned and the computing center will be powered by electricity generated by coal. » Hydropower storage + coal powered computing : The excess electricity that hydropower produced will be stored and the computing center will be powered by electricity generated by coal. » Hydropower powered computing : The excess electricity that hydropower produced will be used to power the computing center. Waste estimation SAI ’s solution 42

Our Mission S ustainable A vailable I nnovative 43